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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 12, 1997
                                                         --------------
                             OXFORD RESOURCES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       0-22830                                           11-2344427
------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)

          270 South Service Road, Melville, New York      11747
         ---------------------------------------------------------
         (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code (516) 777-8100
                                                          --------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                       (Exhibit Index appears on Page 4)

===============================================================================


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ITEM 5.           OTHER EVENTS

         On March 12, 1997, Oxford Resources Corp. (the "Company") held a special meeting of its shareholders to approve the merger (the "Merger") of a wholly-owned subsidiary of Barnett Banks, Inc. ("Barnett") into the Company, resulting in the Company becoming a wholly owned subsidiary of Barnett. Pursuant to the Merger, shareholders of the Company, other than dissenting shareholders (and other than the Company and Barnett if, and to the extent they are the direct or indirect owners of any shares of either class of the Company's common stock), will receive .9085 shares of the common stock, par value, $2.00 per share, of Barnett for each share of either class of the Company's common stock held on the effective date of the Merger.

         Approval required the affirmative vote of two-thirds of the votes eligible to be cast at the special meeting. At the Special Meeting, the Merger was approved by the requisite number of shareholders. The results of voting were:

                  For                Against               Abstain
                  ---                -------               -------
              77,219,642                0                  16,580



Item 7.           Financial Statements, Pro Forma

                  Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

           1.              Press Release, dated March 12, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OXFORD RESOURCES CORP.

                                                By Mark A. Freeman
                                                   ----------------------------
                                                   Name:   Mark A. Freeman
                                                   Title:  Secretary

Date: March 14, 1997

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                                 EXHIBIT INDEX

Exhibit                           Description
-------                           -----------

  1.              Press Release, dated March 12, 1997.


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